SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

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[ ]  Preliminary Proxy Statement       [ ]  Confidential, for Use of the
                                            Commission Only (as permitted by
                                            Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                VSB BANCORP, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                                VSB BANCORP, INC.
                                 3155 Amboy Road
                          Staten Island, New York 10306
                                 (718) 979-1100

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of VSB BANCORP, INC.:

PLEASE TAKE NOTICE that our Annual Meeting of Stockholders will be held at the principal office of Victory State Bank, 3155 Amboy Road, Staten Island, New York on April 26, 2005 at 5:00 p.m. (New York time), for the following purposes:

     1.   To elect three directors for three-year terms;

     2. To ratify the appointment of Crowe Chizek and Company LLC as our independent registered public accountants for 2005; and

     3. To transact any other business that may properly come before the meeting or any adjournments.

The close of business on March 17, 2005 is the record date to determine which stockholders are entitled to notice of and to vote at the meeting.

                                             By order of the Board of Directors

                                             /s/ JOAN NERLINO CADDELL

                                             Joan Nerlino Caddell,
                                             Corporate Secretary

March 25, 2005

--------------------------------------------------------------------------------
        IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY, WHETHER YOU PLAN TO
                       ATTEND THE MEETING IN PERSON OR NOT
--------------------------------------------------------------------------------

                                Table of Contents

Summary........................................................................1
General Information............................................................2
   The Proxy...................................................................2
   Capital Stock Outstanding and Record Date...................................2
Forward-Looking Statements.....................................................3
Proposal 1 - The Election of Directors.........................................4
   General Information Regarding Nominees and Our Other Directors..............4
   Committees of the Board of Directors........................................5
   Audit Committee.............................................................5
   Audit Committee Report .....................................................6
   Nominating Committee........................................................6
   Stockholder Communications with Directors...................................7
   Attendance by Directors at Our Annual Meeting...............................8
   Director Compensation.......................................................8
   Management Compensation.....................................................8
   Employment Agreement........................................................9
   401(k) Plan................................................................10
   Employee Stock Ownership Plan..............................................10
   Stock Option Plans.........................................................10
   Security Ownership of Management and Certain Beneficial Owners.............11
   Transactions with Directors and Officers and Their Related Interests.......12
Proposal 2 - Ratification of Independent Public Accountants...................13
   Non-retention of Prior Accountants.........................................13
   Audit Fees.................................................................14
Financial Information.........................................................14
Other Matters.................................................................15
   Stockholder Nominations or Proposals.......................................15
   Submission of Matters for Inclusion in Our 2006 Proxy Statement............15

We will provide, without charge, to each person solicited with this proxy statement, upon the written request of any such person, a copy of our annual report on Form 10-KSB, including the financial statements and the financial statement schedules that we are required to file with the Securities and Exchange Commission for our most recent fiscal year. The written request should be directed to Raffaele Branca, Chief Financial Officer, VSB Bancorp, Inc., 3155 Amboy Road, Staten Island, New York 10306. The Form 10-KSB is also available on the Internet as part of the Securities and Exchange Commission's EDGAR database at http://www.sec.gov/edgar.shtml.

                                VSB Bancorp, Inc.
                                 3155 Amboy Road
                          Staten Island, New York 10306
                                 (718) 979-1100

                                 Proxy Statement

                                     SUMMARY

Q:   Why am I receiving these materials?

A:   Our Board of Directors is sending you these proxy materials in connection with our annual meeting of stockholders, which will take place on April 26, 2005. You may attend the annual meeting in person but we ask that you send us your proxy card and vote on the proposals described in this proxy statement to make sure that your vote is counted.

Q:   What proposals will stockholders vote on at the annual meeting?

A:   There are two proposals that stockholders are scheduled to vote on at the meeting:

     o    the election of three directors for three-year terms; and

     o the ratification of the appointment of Crowe Chizek and Company LLC as our independent public accountants.

Q:   Who has been nominated as a director?

A:   The Board of Directors, upon the recommendation of the Nominating
Committee, has nominated Raffaele M. Branca, Robert S. Cutrona, Sr. and Chaim Farkas for election as directors. They are all now directors of both our company and our subsidiary, Victory State Bank.

Q:   How many votes are required for election as a director?

A:   The three nominees with the highest vote totals will be elected.

Q:   What shares can I vote?

A:   You can vote all shares that you owned at the close of business on March
17, 2005 (the "Record Date"). You may cast one vote for each share of stock. You may vote for up to three directors for three-year terms, but you may cast only one vote per share for any single nominee.

Q:   How can I vote my shares?

A:   The best way to vote your shares is to mail your proxy card in the enclosed pre-paid envelope. You can still attend the meeting and change your vote, but sending your proxy card will make sure your vote is counted. If you own your stock in street name through a stockbroker, please be sure to send your voting instructions to your broker so your shares will be voted.

Q:   Can I change my vote?

A:   You may change your voting instructions at any time before the vote at the annual meeting. You may do so by granting a new proxy card with a later date (which automatically revokes earlier voting instructions) or by attending the meeting and voting in person. Attendance at the meeting will not automatically revoke your proxy unless you specifically so request. If you own your stock in street name, you must contact your broker to change your vote.

                               General Information

     We are furnishing this Proxy Statement and the accompanying form of proxy to the stockholders of VSB Bancorp, Inc. in connection with our solicitation of proxies for our Annual Meeting of Stockholders to be held on April 26, 2005 at 5:00 p.m. (local time) at the main office of our subsidiary, Victory State Bank, at 3155 Amboy Road, Staten Island, New York 10306, and at any adjournments of the meeting.

     We are first sending this Proxy Statement to our stockholders on or about March 25, 2005.

The Proxy

     Our Board of Directors is soliciting your proxy. If you properly sign and return the enclosed form of proxy prior to or at the meeting and you do not revoke it, all your shares covered by the proxy will be voted at the meeting and, if you give instructions on how you want your shares to be voted, we will follow those instructions. If you properly sign and return the proxy but you do not specify how you want to vote, your shares will be voted for the election of the director nominees named below and in favor of all other proposals described in this Proxy Statement. If you hold your stock in street name through a broker, please send your voting instructions to your broker.

     We will solicit proxies by mail and by delivery to agents for street name holders. We may also solicit proxies by telephone, facsimile or in person by officers and other employees of ours or of our subsidiary. We will pay the entire cost of this solicitation. We will reimburse financial institutions, brokerage houses or other custodians, nominees or fiduciaries for their reasonable expenses in forwarding the forms of proxy and proxy materials to beneficial owners. You may revoke your proxy at any time before the vote is cast for your shares, either by written notice or by your oral revocation at the meeting. To be valid, written notice must be actually received by Joan Nerlino Caddell, Corporate Secretary, VSB Bancorp, Inc., 3155 Amboy Road, Staten Island, New York 10306 before the proxy is used at the meeting. Attendance at the meeting will not in and of itself revoke a proxy.

     Other than the matters listed on the attached Notice of Annual Meeting, our Board of Directors does not know of any other matters that will be presented for a vote at the meeting. If you sign the enclosed proxy, the holders of the proxy will have the authority to vote your shares in accordance with their best judgment on any other business that may properly come before the meeting.

Capital Stock Outstanding and Record Date

     The close of business on March 17, 2005 is the record date to determine which stockholders are entitled to notice of, and to vote at, the meeting. At the close of business on that date, there were 1,505,022 shares of our common stock outstanding and entitled to vote at the meeting. Common stock is our only authorized class of stock. Each outstanding share is entitled to one vote at the meeting on each matter to be voted upon. There will be no cumulative voting of shares for the election of directors.

     If 501,675 shares of our common stock are represented at the meeting in person or by proxy, representing one-third of the issued and outstanding share, there will be a quorum. Abstentions and broker non-votes are counted to determine whether there is a quorum.

     On Proposal 1, the election of directors, you may vote for up to three candidates. You may not cast more than one vote per share for any one nominee. You may "Withhold Authority" to vote for some or all of the nominees named below by so indicating in the appropriate space on the proxy. The three nominees for three-year terms with the most votes will be elected to three-year terms. Votes that are withheld have no effect on the election of directors.

     On Proposal 2, the ratification of the independent auditors, you may vote "FOR", "AGAINST" or "ABSTAIN". Proposal 2 requires the affirmative vote of a majority of the votes cast on Proposal 2 to be approved. Abstentions and broker non-votes, as well a failing to submit a proxy card or a ballot at the meeting, have no effect on the results of the vote on Proposal 2.

     Please return your proxy to our transfer agent, Registrar and Transfer Company, in the envelope we provide. Inspectors of election designated by the Board will count the votes. The inspectors will not be officers or directors of VSB Bancorp.

     There are no dissenters' rights arising out of any of the proposals set forth in this Proxy Statement.

                           Forward-Looking Statements

     When used in this proxy statement, or in any written or oral statement made by us or our officers, directors or employees, the words and phrases "will result," "expect," "will continue," "anticipate," "estimate," "project," or similar terms are intended to identify "forward-looking statements." A variety of factors could cause our actual results and experiences to differ materially from the anticipated results or other expectations expressed in any forward-looking statements. Some of the risks and uncertainties that may affect our operations, performance, development and results, the interest rate sensitivity of our assets and liabilities, and the adequacy of our loan loss allowance, include, but are not limited to:

     o deterioration in local, regional, national or global economic conditions which could result in, among other things, an increase in loan delinquencies, a decrease in property values, or a change in the real estate turnover rate;
     o changes in market interest rates or changes in the speed at which market interest rates change;
     o changes in laws and regulations affecting the financial service industry;
     o    changes in competition; and
     o    changes in consumer preferences.

     Please do not place undue reliance on any forward-looking statement, which speaks only as of the date made. There are many factors, including those described above, that could affect our future business activities or financial performance and could cause our actual future results or circumstances to differ materially from those we anticipate or project.

                     Proposal 1 - The Election of Directors

General Information Regarding Nominees and Our Other Directors

     Our Board of Directors has nine members. At the meeting, three directors are to be elected, all for three-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors has nominated Raffaele M. Branca, Robert S. Cutrona, Sr. and Chaim Farkas for the three directorships. All of the nominees are presently members of the Board of Directors, with their terms expiring at the meeting.

     If any nominee becomes unavailable for election, which we do not anticipate, the shares represented by proxies that would otherwise have been voted for such nominee will be voted for a substitute nominee designated by our Board of Directors.

     The following table provides information about the three nominees and our other six directors. Length of service as a director includes service as a director of Victory State Bank prior to our holding company reorganization.

                                                       Principal Occupation
                           Length of Service            During Past 5 Years
                            as Director and              and Directorships
Name and Age               Expiration of Term           of Public Companies
------------               ------------------           -------------------

Nominees:

Raffaele M. Branca         Director since 1997      Executive Vice President and
(40)                       Term expires 2005        Chief Financial Officer, VSB
                                                    Bancorp, Inc. and Victory
                                                    State Bank; formerly Vice
                                                    President, Finance and
                                                    Investment Portfolio Manager
                                                    for River Bank America;
                                                    Formerly Vice President for
                                                    Finance and Investments of
                                                    Hamilton Bancorp. Inc.

Robert S. Cutrona, Sr.     Director since 1997      President of Project-One
(67)                       Term expires 2005        Services, Inc., a cleaning
                                                    and maintenance firm.

Chaim Farkas               Director since 1997      President and Owner of
(51)                       Term expires 2005        Dataware Systems Lease,
                                                    Inc., a computer services
                                                    company.

Continuing Directors:

Alfred C. Johnsen          Director since 2003      Certified public accountant
(58)                       Term expires 2006        and owner of the firm Alfred
                                                    C. Johnsen Certified Public
                                                    Accounts.

Bruno Savo                 Director since 2004      Vice President, S.L. Homes
(46)                       Term expires 2006        Development and Savo Bothers
                                                    Development, local building
                                                    firms that construct mainly
                                                    residential housing.

Carlos Perez MD            Director since 1997      Doctor of Gynecology.
(65)                       Term expires 2006

Joseph J. LiBassi          Director since 1997      Chairman, VSB Bancorp, Inc.
(69)                       Term expires 2007        and Victory State Bank;
                                                    Self-employed investor.

Merton Corn                Director since 1997      President and Chief
(70)                       Term expires 2007        Executive Officer, VSB
                                                    Bancorp, Inc. and Victory
                                                    State Bank; President and
                                                    Chief Executive Officer of
                                                    Gateway State Bank from 1977
                                                    until its merger with Staten
                                                    Island Savings Bank in 1995;
                                                    Senior Vice President of
                                                    Staten Island Savings Bank
                                                    from August 1995 to December
                                                    1995; President and Chief
                                                    Executive Officer of
                                                    Community Capital Bank from
                                                    December 1995 to November
                                                    1997.

Joan Nerlino Caddell       Director since 1997      Secretary, VSB Bancorp, Inc.
(47)                       Term expires 2007        and Victory State Bank;
                                                    Partner, Nerlino & Gambale,
                                                    LLP, Attorneys; Partner,
                                                    Nerlino, Gambale and Klapper
                                                    LLP, Attorneys to the Bank
                                                    through February 28, 2002;
                                                    Partner, Holzka, Donahue and
                                                    Nerlino, Attorneys to the
                                                    Bank through October 1,
                                                    1998.

The Board of Directors held 14 meetings during 2004.

     Our Board of Directors unanimously recommends that you vote IN FAVOR of the election of Directors Branca, Cutrona and Farkas as directors.

Committees of the Board of Directors

     The Board of Directors has a nominating committee, an audit committee and a human resources (compensation) committee. These committees all operate jointly with comparable committees of the Board of Directors of Victory State Bank having the same members. The Board of Directors also has a steering committee for Sarbanes Oxley Section 404 compliance. Except for the issue of stockholder recommendations to the nominating committee for director candidates, which applies only to the VSB Bancorp, Inc. nominating committee, the following discussion regarding committees relates to both the Victory State Bank and VSB Bancorp committees.

     During the year ended December 31, 2004, each director attended at least 75% of the total of the number of Board meetings held and the number of meetings held by all committees on which he or she served, while he or she served.

Audit Committee

     The audit committee conducts the annual statutory directors' examination of Victory State Bank, reviews reports of examination made by regulatory authorities, reviews and discusses the audited financial statements with our independent registered public accountants and makes periodic reports to the Board of Directors regarding the findings of the regular audits by Victory State Bank's internal auditor. The audit committee also receives a report from our independent public accountants regarding critical accounting policies and procedures, any material alternate treatment discussed with management, and other written communications from those accountants to management. The audit committee also approves the retention of our independent registered public accountants, and recommends the approved firm to the Board of Directors for approval by the Board.

     The Board of Directors has determined that director Alfred C. Johnsen, who is a member of the audit committee, qualifies as an audit committee financial expert under the regulations of the Securities and Exchange Commission and that he is independent of management. Mr. Johnsen will not be deemed an expert for any other purpose as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In addition, the designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or board of directors.

The following is the report of our audit committee.

Audit Committee Report

     During 2004, the audit committee reviewed the quality and integrity of our financial statements, our compliance with legal and regulatory requirements, the qualifications and independence of our independent public accountants, the performance of the internal audit function and our independent public accountants and significant financial matters. Each of the audit committee members satisfies the definition of independent director under National Association of Securities Dealers Rule 4200. The audit committee met seven times during 2004.

     The Board of Victory State Bank adopted a written charter for the audit committee in 2000. The Board and the audit committee reviewed and reapproved the charter in 2004 and the Board of VSB Bancorp has approved the same charter for its audit committee.

     The audit committee has reviewed our audited consolidated financial statements and discussed the statements with management. The audit committee has discussed with Crowe Chizek and Company LLC, our independent registered public accountants for 2004, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees), as amended. The audit committee received from Crowe Chizek the written disclosures required by Independence Standards Board Standard No. 1, disclosing to the audit committee all relationships with the accountants that may reasonably bear on independence, confirming the accountants' independence and confirming that the accountants discussed their independence with the audit committee. Based on the review and discussions noted above, the audit committee recommended to the Board that the audited consolidated financial statements be included in our Annual Report for 2004 as sent to our stockholders.

Submitted by the audit committee:

Alfred C. Johnsen (Chairman), Joseph J. LiBassi and Carlos Perez

Nominating Committee

     The nominating committee proposes candidates to the Board of Directors for election as directors by stockholders. The committee also reviews issues of independence and conflicts of interest regarding directors and candidates for nomination. The nominating committee consists of three independent directors Joseph J. LiBassi, Alfred C. Johnsen and Carlos Perez MD. All of the members of the nominating committee are independent of management. The nominating committee met one time during 2004. The Board of Directors has adopted a charter for the nominating committee. The charter is available for review on our web site at www.victorystatebank.com.

     We are principally engaged in business in Staten Island. Our existing directors are active, well-known members of the community. In most cases, we anticipate that existing directors will be renominated if they want to continue to serve as directors. If an existing director will not be renominated for any reason, or if the size of the board of directors has been increased, then the nominating committee, in consultation with the other directors and based upon their knowledge of the Staten Island community, will seek to identify individuals known to them with character, experience, knowledge and business relationships that reflect favorably on their ability to act as productive members of the Board of Directors. Once candidates are identified, the committee evaluates their credentials and forms a judgment as to which candidate or candidates have the greatest ability to both guide us and assist in the growth of our business. All candidates suggested to the committee will be evaluated in the same manner, regardless of whether the candidate is suggested by a director, officer, shareholder or other person.

     We seek director nominees who, at a minimum, possess:

     o    knowledge of the business community in Staten Island;
     o    expertise in the evaluation of financial matters;
     o the ability to review, absorb and comment on financial statements which are an integral part of our operations;
     o the character and reputation appropriate for a director of a bank holding company; and
     o no blemishes in their past which would cause concerns among federal or state bank regulators who regularly examine the operations of VSB Bancorp or its subsidiary, Victory State Bank.

     The nominating committee will consider, for inclusion in the Board of Directors' slate of nominees for director, candidates suggested by stockholders. In order to suggest a candidate, a stockholder must send a notice to the nominating committee which we must receive at our principal office no later than 120 calendar days before the date which corresponds to the date of our proxy statement for the prior year's annual meeting. The notice must be signed by the stockholder and must provide the following information:

     o A detailed resume of the proposed nominee showing his or her academic and business achievements and history; his or her experience and qualifications to be a director; and any other information that the stockholder or the proposed nominee considers relevant in evaluating the person's qualifications to be a director;
     o All information regarding the proposed nominee that would be required to be disclosed to the Board of Governors of the Federal Reserve System in our Annual Report on form FR Y-6;
     o All other information relating to the proposed nominee that would be required to be disclosed in a proxy statement under the rules and regulations of the Securities and Exchange Commission; and
     o The name and address of the stockholder submitting the notice; the number of shares owned by the stockholder; and a description of any business, family or employment relationship between the stockholder and the proposed nominee.

Stockholder Communications with Directors

     Stockholders may communicate directly with a director by mailing or delivering a letter addressed to the director by name at our principal office. The envelope should be conspicuously marked on the outside front "Confidential." We will forward any such letters to the named director unopened. Letters addressed to the Board of Directors as a whole will be given to the Chairman of the Board, who will then distribute copies to all directors.

Attendance by Directors at Annual Meeting

     The Board has adopted a formal policy that all directors should attend the annual meeting of stockholders. It has been the practice of Victory State Bank and VSB Bancorp, Inc., to hold meetings of their Boards of Directors immediately after the annual stockholders' meeting. Therefore, we anticipate that most, if not all, of the directors will attend the annual meeting of stockholders. In 2004, eight of our nine directors attended the annual stockholders' meeting of our company.

Director Compensation

     Non-employee directors, other than the Chairman of the Board, receive attendance fees of $400 per board meeting and $150 per committee meeting ($125 per loan committee meeting). The committee attendance fee for the chairman of the committee is $200 per meeting ($175 per loan committee meeting). The Chairman of the Board received an annual retainer of $62,500 in 2004 but did not receive per meeting fees.

     In 2004, upon approval of our 2004 Directors Stock Option Plan by our stockholders, each of our directors received an option to purchase 5,000 shares of our common stock at an exercise price of $22.00, which was the fair market value of the stock on the date of grant.

Management Compensation

     The following table sets forth the aggregate remuneration for services in all capacities paid for the last three calendar years, to the chief executive officer and to each executive officer whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to VSB Bancorp, Inc. and Victory State Bank.

                                                                     Compensation
                                         ---------------------------------------------------------------------
                                                                                 Long Term        All Other
                                                      Salary         Bonus      Compensation    Compensation
Name and Principal Position                Year         ($)           ($)      (Options/SARs)        ($)
--------------------------------------------------------------------------------------------------------------
Merton Corn                                2004      $204,000     $  45,000         5,000        $  84,866(1)
President and Chief Executive Officer      2003      $195,000     $  40,000                      $  65,853(1)
                                           2002      $167,660     $  64,600(2)                   $  41,946(1)

Raffaele M. Branca                         2004      $151,311     $  30,500         5,000        $  23,275(1)
Executive Vice President                   2003      $144,425     $  28,638                      $  15,676(1)
                                           2002      $138,938     $  23,140                      $  14,430(1)

(1) Represents the following items:

-----------------------------------------------------------------------------------------------------------------
                             401(k) match    Vested value of                     Contributions
                              and profit     SARs that first   Exercised value       to the
                             sharing plan      vest during      of SARs during   Employee Stock
Name                Year     contribution        the year          the year      Ownership Plan    Miscellaneous
-----------------------------------------------------------------------------------------------------------------
Merton Corn         2004        $11,695          $14,500            $33,250          $13,670          $11,751
                    2003        $17,000          $38,000                n/a              n/a          $10,853
                    2002        $17,000          $14,500                n/a              n/a          $10,446
-----------------------------------------------------------------------------------------------------------------
Raffaele M. Branca  2004        $10,210              n/a                n/a          $12,123          $   942
                    2003        $14,710              n/a                n/a              n/a          $   966
                    2002        $14,041              n/a                n/a              n/a          $   389
-----------------------------------------------------------------------------------------------------------------

(2) Includes the $34,000 signing bonus for Mr. Corn's execution of a 5-year employment contract effective November 16, 2002.

Option/Stock Appreciation Rights ("SAR") Grants in Last Fiscal Year

----------------------------------------------------------------------------------------------------------------
                                       OPTION/SAR GRANTS IN LAST FISCAL YEAR
----------------------------------------------------------------------------------------------------------------
                                   Number of
                                   securities         Percent of total
                                   underlying       options/SARs granted
                                  options/SARs         to employees in     Exercise or base
          Name                     granted (#)           fiscal year        price ($/Share)      Expiration date
----------------------------------------------------------------------------------------------------------------
Merton Corn                           5,000                 16.7%               $22.00           April 27, 2014
----------------------------------------------------------------------------------------------------------------
Raffaele M. Branca                    5,000                 16.7%               $22.00           April 27, 2014
----------------------------------------------------------------------------------------------------------------

Aggregated Options/SAR Exercises in Last Fiscal Year and Fiscal Year End Option/SAR Values

-------------------------------------------------------------------------------------------------------------------
                                                          Number of Securities             Value of Unexercised
                              Shares        Value        Underlying Unexercised        In-the-Money Options/SAR at
                           Acquired on    Realized       Options/SAR at FY End               Fiscal Year End
Name                       Exercise (#)      ($)     Exercisable/Unexercisable (#)    Exercisable/Unexercisable ($)
-------------------------------------------------------------------------------------------------------------------
Merton Corn                   17,600      $33,250            24,400/5,000                     $419,584/$1,250
Raffaele M. Branca               -        $    -             17,400/5,000                     $268,490/$1,250
-------------------------------------------------------------------------------------------------------------------

The value of unexercised, in-the-money SARs and options at December 31, 2004 is the difference between the closing price of the common stock of VSB Bancorp, Inc. on December 31, 2004 and the exercise price under such outstanding SARs and options.

Employment Agreement

     Victory State Bank has an employment agreement with President Merton Corn. This employment agreement is intended to maintain a stable and competent management base. Our continued success depends to a significant degree on the skills and competence of Mr. Corn. Upon Mr. Corn's commencement of employment with Victory State Bank in August of 1997, the bank entered into a five-year employment agreement with him to serve as President and Chief Executive Officer. In November 2002, Victory State Bank entered into a new agreement with Mr. Corn for an additional five year term. The agreement provides for a salary of $195,000 in 2003, with annual salary increases of at least 5% per year beginning in November 2004. In addition, Mr. Corn may receive annual bonuses at the discretion of the Board based upon the performance of Victory State Bank and other factors.

     Any termination of the agreement by either party prior to November 16, 2005, except termination by Victory State Bank for cause, would be a breach. In addition to any other remedies for breach, termination before November 16, 2005 by the bank not for cause requires the payment of six months severance. Either party may terminate the agreement without cause after November 16, 2005 upon 90 days notice, and Mr. Corn will be entitled to severance of from eight to twelve months salary, depending on when the termination occurs, plus, if termination is by the bank, continued medical insurance coverage. If Mr. Corn's employment is terminated within one year after a change in control, then he is entitled to a payment of 36 months salary plus 36 months of continued medical insurance coverage. Mr. Corn was awarded 20,000 stock appreciation rights effective January 13, 1998, at an exercise price of $5.00 per share. Mr. Corn was awarded additional 5,000 stock appreciation rights on April 13, 1999, at an exercise price of $5.00 per share. The stock appreciation rights are now exercisable and may be exchanged for employee incentive stock options if such options are available.

401(k) Plan

     We maintain a qualified 401(k) salary deferral plan for all eligible employees of Victory State Bank and our holding company who are at least 21 years of age, who work for one consecutive year and are credited with 1,000 hours of service in the plan year. Each participant may elect to make salary deferral contributions to the 401(k) plan on a pre-tax basis. We match 100 percent of the first three percent of salary deferred by employees, including Mr. Corn and Mr. Branca. Compensation for purposes of the 401(k) is capped at $205,000 annually (subject to cost of living adjustments). At our sole discretion, we can also make a discretionary (or profit sharing) contribution to the Plan. This discretionary contribution is in addition to the matching contribution. The matching contribution and the discretionary contribution vest in annual installments of 20% beginning after the second anniversary of eligibility in the 401(k) plan. Employee salary deferral contributions are immediately vested. For 2004, we made a 2.75% discretionary contribution to the Plan. Aggregate contributions to the accounts of an employee under the 401(k) plan cannot exceed $41,000 annually (subject to cost of living adjustments).

Employee Stock Ownership Plan

     We have an Employee Stock Ownership Plan (the "ESOP") for employees. Employees of VSB Bancorp, Inc., Victory State Bank and any other subsidiaries who have been credited with at least 1,000 hours of service during a designated 12-month period and who have attained age 21 will be eligible to participate in the plan. The ESOP purchased 74,320 shares of our common stock from us out of authorized but unissued shares in 2004 using the proceeds of a loan we made to the ESOP.

     Stock purchased with the proceeds of the loan will be allocated to employee accounts in the ESOP gradually as it is released from the security interest for the ESOP loan. The loan was in the amount of $1,690,780, and for 2004 we repaid $112,719 of the loan, so 5,700 shares of our common stock were released from the lien of the loan. Those shares have been allocated to the ESOP accounts of all participating employees.

     The ESOP will continue to hold the stock, and any other amounts held for the benefit of each employee, until that employee's employment terminates, whether by retirement, resignation or termination by the employer. After termination, the employee's vested balance will be distributed to the employee. Benefits for each employee will vest over a seven-year period, with no vesting during the first two years of employment, and 20% vesting each year for the next five years of employment. The plan provides that in the event of a change in control, all benefits will fully vest automatically. Employees received full credit for service with Victory State Bank before the ESOP was implemented to determine vesting of benefits.

     In general, when stock is released from the security interest of the ESOP loan, the stock is allocated based upon the relative compensation of each participant for the year. Other amounts contributed to the ESOP that are allocated to employees will be allocated in the same manner, based upon compensation. However, profits allocated to employee accounts, such as any gain on the sale of unallocated stock held by the ESOP, will be allocated based upon each employee's relative ESOP account balances.

Stock Option Plans

     We have five stock options plans. Four of them were originally approved by stockholders of Victory State Bank. These plans became the stock option plans of VSB Bancorp upon the holding company reorganization. The fifth plan was approved by our stockholders in 2004. There are two plans for employees and two plans for non-employee directors. The plan approved in 2004 applies to all directors, whether or not they are employees. The employee plans, which are incentive stock option plans under the Internal Revenue Code, provide for the grant of options to purchase 84,000 shares of our common stock. The director plans, which are non-qualified plans under the Internal Revenue Code, provide for the grant of options to purchase 111,000 shares of our common stock. The exercise price of options under all the plans may not be less than 100% of the fair market value of our stock on the date of the grant of the option. The maximum option term is 10 years.

     As adjusted, four non-employee directors have been granted options to acquire 13,000 shares of our common stock under the plans; two non-employee directors have been granted options to acquire 5,000 shares of our common stock under the 2004 directors plan; and the Chairman of the Board has been granted 17,000 options to acquire shares of our common stock under the plans. The two employee directors were granted options to acquire 5,000 shares of our common stock under the 2004 directors plan, as disclosed above. Options to purchase all available shares under the two non-employee director plans have been granted and there remain available 10,000 additional shares for which options maybe granted under the 2004 directors plan. All director options were immediately exercisable when they were granted.

     The incentive stock option plans for employees provide for the grant of options to officers or other employees as a committee of the Board of Directors determines is appropriate. The options granted under the employee plans gradually vest over five years beginning with the first anniversary of the grant date. Options to purchase all available shares under the two incentive stock option plans have been granted.

     Upon a change of control of our company, all options issued under the five plans immediately vest. No employee may receive incentive stock options if, at the time of the grant, such person owns, directly and indirectly, more than 10% of our total combined voting power unless the stock option price is at least 110% of the fair market value of the common stock and the exercise of such incentive stock option is limited by its terms to five years.

     Payments for shares purchased upon the exercise of options may be made in cash or cash equivalents. All stock options under the plans will be adjusted for stock splits, reorganization, recapitalization, exchange of shares and stock dividends. Any such changes to outstanding options will be made without a change in the total price applicable to the unexercised portion of the option but with a corresponding adjustment in the per share price and the number of shares covered by the option.

Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth, to our knowledge based upon a review of our records and information provided in required filings, the beneficial ownership of our stock as of the Record Date by directors, executive officers, and any other person, entity or group known by us to beneficially own 5% or more of our stock, including options exercisable now or within 60 days after the Record Date.

                                                  Number                     Percent
Name                                             of Shares                   of Total
---------------------------------------------------------------------------------------
Directors and Executive Officers
---------------------------------------------------------------------------------------
Raffaele M. Branca                              68,025 (9)(12)(13)             4.31%
Joan Nerlino Caddell                            43,891 (1)(5)(6)(12)           2.78%
Merton Corn (a)                                136,200 (7)(9)(12)              8.64%
Robert S. Cutrona, Sr.                          30,291 (2)(5)(6)(8)(12)        1.92%
Chaim Farkas                                    31,933 (3)(5)(6)(12)           2.03%
Alfred C. Johnsen                                2,691 (12)                    0.02%
Joseph J. LiBassi (a)                          126,691 (5)(6)(10)(12)          8.04%
Carlos Perez                                    55,000 (4)(5)(6)(12)           3.49%
Bruno Savo                                       9,025 (11)(12)                0.57%
All directors and executive officers
  as a group (9 persons)                       503,747                        31.95%
                                               =======

---------------------------------------------------------------------------------------

(1) Excludes 4,200 shares, which are owned by Scott R. Caddell, Ms. Nerlino Caddell's spouse, as to which she disclaims voting power and beneficial ownership. Includes 4,000 shares that Ms. Caddell's two minor children own.
(2) Includes 20,000 shares owned as joint tenants with David P. Cutrona, his son.
(3)  Owned as joint tenants with Gail Farkas, his spouse.
(4) Includes 46,000 shares owned by the Carlos Perez M.D. Trust, of which Dr. Perez is a beneficiary. Excludes 3,000 shares owned by Dr. Perez' adult children, as to which Dr. Perez disclaims voting power and beneficial ownership.
(5) Includes, for each non-employee director, 4,000 stock options granted under the 2000 Directors' Plan.
(6) Includes 4,000 stock options granted to each non-employee director under the 1998 Directors' Plan and 8,000 stock options granted to Mr. LiBassi under the 1998 Directors' Plan.
(7)  Excludes, as to Mr. Corn, 23,000 SARs that do not carry voting rights.
(8) Excludes 2,000 shares owned by Jennifer Gotlin Cutrona, Mr. Cutrona's spouse, as to which Mr. Cutrona disclaims voting power and beneficial ownership.
(9) Includes 1,400 options and 17,400 options granted to Mr. Corn and Mr. Branca, respectively.
(10) Excludes 1,000 shares, which are owned by Melinda LiBassi, Mr. LiBassi's spouse, as to which Mr. LiBassi disclaims voting power and beneficial ownership.
(11) Includes 3,000 shares for Mr. Bruno Savo's three minor children, for which Mr. Savo is the custodian.
(12) Includes 1,000 vested options, as to each director, of the grant to purchase 5,000 shares of stock granted in connection with the 2004 Directors Stock Option Plan as approved by stockholders in 2004.
(13) Excludes 560 shares, which are owned by Dawn Marie Branca, Mr. Branca's spouse, as to which Mr. Branca disclaims voting power and beneficial ownership.

(a) Merton Corn's address is c/o Victory State Bank, 3155 Amboy Road, Staten Island, New York 10306 and Joseph J. LiBassi's address is c/o Victory State Bank, 3155 Amboy Road, Staten Island, New York 10306.

Transactions with Directors and Officers and Their Related Interests

     Some of our directors and officers and some of the corporations and firms with which they are associated also are our customers in the ordinary course of business, or have loans from Victory State Bank. None of them have loans from VSB Bancorp, Inc. It is anticipated that some of these individuals, corporations and firms will continue to be our customers or may continue to have loans from Victory State Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Victory State Bank transactions with unaffiliated persons.

     Director Joan Nerlino Caddell is a member of the law firm of Nerlino & Gambale, LLP (formerly of "Nerlino, Gambale & Klapper LLP" and formerly of "Holzka, Donahue & Nerlino"), which we have retained during the last fiscal year for the performance of legal services on a matter by matter basis. Fees paid to the firm of which Director Joan Nerlino Caddell is a partner totaled $105,772 in 2004 and $127,470 in 2003.

     Director Chaim Farkas is President and shareholder of the firm of Dataware Systems Lease, Inc. ("Dataware") from which Victory State Bank purchased computer hardware and related software in the ordinary course of business. The fees paid to Dataware in the aggregate, totaled $31,179 in 2004 and $61,114 in 2003.

     Director Bruno Savo, is a member of Boardwalk Estates, LLC, NBM Development, LLC and Jolene Estates, LLC, limited liability companies, which develop residential real estate for resale and Savino Savo, a former director and the father of Bruno Savo, is the president of Village Green Shopping Center, Inc. and Village Green Maintenance Corp, which are real estate companies, all of which had loans from Victory State Bank at December 31, 2004. The loans were made in the ordinary course of business, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectibility or present other unfavorable features.

     Other than normal customer relationships, none of our directors or officers or the corporations or firms with which they are associated currently maintain or have maintained during the past fiscal year any other significant business or personal relationship with us.

     Proposal 2 - Ratification of Independent Registered Public Accountants

     Our Audit Committee has approved the engagement of Crowe Chizek and Company LLC to be our independent registered public accounting firm for 2005, subject to the ratification of the engagement by our stockholders. At the Annual Meeting, stockholders will consider and vote on the ratification of that engagement of Crowe Chizek and Company LLC. We expect that representatives of Crowe Chizek will attend the meeting and be available to respond to appropriate questions. The representatives will be allowed to make a statement, if they desire to do so.

Non-retention of Prior Accountants

     The independent public accounting firm of Deloitte & Touche acted as our independent public accountants for 2003. Our Board of Directors, on March 9, 2004, unanimously decided not to retain the firm of Deloitte & Touche LLP as our independent public accountants for 2004 but to instead retain the firm of Crowe Chizek and Company LLC, subject to stockholder approval. Deloitte & Touche LLP's report on our financial statements for the past two years does not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors upon the unanimous recommendation of the audit committee of the Board of Directors.

     We had no disagreements with Deloitte & Touche LLP, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, to the best of our knowledge, if not resolved to Deloitte & Touche LLP's satisfaction, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report. Deloitte & Touche LLP did not advise us that:

     o internal controls necessary to develop reliable financial statements did not exist; or
     o information has come to the attention of Deloitte & Touche LLP which made Deloitte & Touche LLP unwilling to rely on management's representations, or unwilling to be associated with the financial statements prepared by management; or
     o the scope of the audit should be expanded significantly, or information has come to Deloitte & Touche LLP's attention that Deloitte & Touche LLP has concluded will, or if further investigated might, materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent audited financial statements (including information that might preclude the issuance of an unqualified audit report), and the issue was not resolved to Deloitte & Touche LLP satisfaction prior to March 9, 2004.

     During 2002 and 2003, or thereafter until the Board made its decision on March 9, 2004, we did not consult with Crowe Chizek and Company LLC regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on our financial statements and no written or oral advice was provided that was an important factor considered by the audit committee or the Board of Directors in reaching a decision as to the accounting, auditing or financial reporting issue.

Audit Fees

     The following table sets forth the aggregate fees billed or expected to be billed by Deloitte & Touche (with respect to the 2003 fiscal year) and Crowe Chizek and Company LLC (with respect to the 2004 fiscal year) for audit services rendered in connection with the consolidated financial statements and reports and for other services rendered during 2004 and 2003 on our behalf on a combined basis, including Victory State Bank and VSB Bancorp, Inc., as well as all out-of-pocket costs incurred in connection with these services, which have been billed or will be billed to us. It is the policy of the audit committee that all non-audit services must be approved in advance by the audit committee. Only the audit committee has the authority to approve services to be provided by our independent accountants and all members of management are aware that they must report to the audit committee any proposal to obtain non-audit services from our independent accountants and obtain approval from such committee before any such services are provided. In recent years, we have not sought any non-audit services from our independent accounts, and thus the audit committee has not addressed the approval or disapproval of any non-audit services.

                                              2004           2003
                                              ----           ----
Audit Fees
Annual Audit Fees                          $  78,500      $  77,000(1)

Non-Audit Fees
Design and Implementation of
Financial Information Systems              $       -      $       -

All Other Fees:
Tax services                               $       -      $       -
Consulting services                        $       -      $       -

Total Non-Audit Fees                       $       -      $       -

(1) Includes $5,500 for work performed in connection with the restatement of our 2003 financial statements and the consent to the inclusion of those financial statements in a registration statement on Form S-8 related to the registration of shares of our stock sold to our Employee Stock Ownership Plan.

   Our Board of Directors unanimously recommends that you vote IN FAVOR of the ratification of the appointment of Crowe Chizek and Company LLC as our independent registered public accountants for the fiscal year ending
                               December 31, 2005.

                              Financial Information

     Accompanying this Proxy Statement is our Annual Report containing financial and related information. The Annual Report is not part of this Proxy Statement.

                                  Other Matters

Stockholder Nominations or Proposals

     Bylaw Limitations. Our bylaws provide that, except for proposals or nominations by the Board of Directors, a stockholder will be permitted to nominate a person to serve as a director or to present a proposal to stockholders at a stockholders' meeting only by first satisfying certain requirements. A stockholder must give advance written notice to our Secretary before making any such nomination or submitting such a proposal. To be timely, a stockholder's notice must be delivered to or mailed to and received at our principal executive offices not less than ninety days prior to the date of the annual meeting; provided, however, that as to any annual meeting held earlier than 30 days in advance of the anniversary of the annual meeting in the previous year, the notice must be received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the meeting is made.

     The stockholder must sign the notice. The notice must state (i) the name and address of such stockholder as they appear on our books and (ii) the class and number of shares of our capital stock that the stockholder beneficially owns.

     As to notices of intent to submit a proposal for stockholder vote, the notice must also state: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; and (ii) any material interest of the stockholder in the proposed business. Only business which is a proper subject of stockholder action may be proposed at or voted on at the meeting.

     As to notices of intent to nominate a person as a director, the notice must also state: (i) all information relating to each proposed nominee that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to applicable law and regulation; and (ii) any business, familial or employment relationship between such stockholder and such nominees. The notice must be accompanied by the nominee's written consent to being named in the proxy statement as a nominee and to serving as a director if elected, provided, however, that we will not be required to name such nominee in any proxy statement for a proxy solicitation by our Board of Directors or to solicit votes for such nominee unless required by law to do so.

Submission of Matters for Inclusion in Our 2006 Proxy Statement

     Stockholders may submit proposals for inclusion in our 2006 proxy material by satisfying the requirements of the regulations of the Securities and Exchange Commission. We must receive those proposals by 5 p.m. local time not less than 120 calendar days before the date in 2006 that corresponds to the date that this proxy statement is released to stockholders in 2005. However, if the date of the 2006 annual meeting is changed by more than 30 days from the date of the 2005 annual meeting, then the deadline is a reasonable time before we begin to print and mail our proxy materials. Proposals should be sent via registered, certified, or express mail to: Office of the Chief Financial Officer, VSB Bancorp, Inc., 3155 Amboy Road, Staten Island, New York 10306. The stockholder must also satisfy all the other requirements of Securities and Exchange Commission Rule 14a-8 in order to be able to include a proposal in our proxy material.


Dated: March 25, 2005

                                 REVOCABLE PROXY
                                VSB Bancorp, Inc.
[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 April 26, 2005

The undersigned hereby appoints Carlos Perez MD and Bruno Savo, or each of them individually, each with full power of substitution, proxies and agents for the undersigned to vote all shares of common stock of VSB Bancorp Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held on April 26, 2005, at 5:00 p.m., and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VSB BANCORP, INC.



                                        ---------------------------------------
Please be sure to sign and date           Date
this Proxy in the box below.            ---------------------------------------
-------------------------------------------------------------------------------




-------------------------------------------------------------------------------
        Stockholder sign above ___________ Co-holder (if any) sign above


                                                                        For All
                                                     For    Withhold    Except
1.   The election as directors of the three          [_]       [_]        [_]
     nominees listed below to three year
     terms:

     Three Year Nominees:
     --------------------
      Raffaele M. Branca        Robert S. Cutrona, Sr.      Chaim Farkas

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

                                                     For     Against    Abstain
2.   The ratification of the appointment of          [_]       [_]        [_]
     Crowe Chizek and Company LLC as
     independent registered public
     accountants for VSB Bancorp, Inc. for
     the fiscal year ending December 31,
     2005.

3. In their discretion, such other matters as may properly come before the meeting and at any adjournments thereof, including whether or not to adjourn the meeting.



THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE NOMINEES NAMED ABOVE AND "FOR" EACH OF THE LISTED PROPOSALS.

     This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted FOR each of the proposals listed above. If any other business is presented at the Annual Meeting, this proxy will be voted by those named in this proxy in their discretion. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.


    Detach above card, sign, date and mail in postage paid envelope provided

                                VSB Bancorp, Inc.
--------------------------------------------------------------------------------
     IMPORTANT: The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement and an Annual Report.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENEVELOPE PROVIDED.


--------------------------------------

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